_________________________________________________________________



Securities and Exchange Commission
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________


CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


August 21, 1996
_______________________

Date of report (Date of earliest event reported)




NETWORK EVENT THEATER, INC.

(Exact name of registrant as specified in its charter)


    Delaware                33-80935              13-3864111
(State or other         (Commission File       (I.R.S. Employer
jurisdiction of              Number)            Identification
incorporation)


          149 Fifth Avenue
          New York, New York                            10010
          _______________________________________________________
          (Address of principal executive offices)     (Zip Code)


          (212) 779-2740
          ____________________________________________________
          Registrant's telephone number, including area code



                               N/A
          ______________________________________________
           (Former name or former address, if changed
                       since last report)
Item 2.   Acquisition of Assets.

     On September 13, 1996, American Passage Media, Inc., a newly organized wholly owned subsidiary of the registrant ("Buyer"), acquired from American Passage Media Corporation ("Seller") substantially all of Seller's assets relating to its college and high school media and marketing and service businesses. The businesses acquired include Seller's college newspaper placement operations, college campus postering operations, high school focused Gymboards operations and various other advertiser and event sponsorship related activities.

     As consideration for the assets (i) Buyer paid Seller $3,528,860 in cash (representing a $4,000,000 base price adjusted in accordance with the terms of the Asset Purchase Agreement),
(ii) Buyer delivered to Seller a two-year subordinated promissory note in the principal amount of $750,000, (iii) the registrant delivered to Seller a contingent option to purchase up to 100,000 shares of the registrant's common stock pursuant to an option agreement between the registrant and Seller, (iv) the registrant delivered to Seller a guaranty of Buyer's obligations to Seller, and (v) Buyer assumed certain of the contractual obligations of Seller.

     The sources of the cash portion of the purchase price and transaction costs were a five-year $3,500,000 term loan to Buyer from Signet Bank and a $500,000 equity contribution to Buyer from the registrant. The term loan is secured by all of Buyer's assets and is guaranteed by the registrant, which guarantee is secured by a pledge by the registrant of all of the shares of Buyer.

     In connection with the acquisition, Buyer and Seller entered into (i) a Transition Agreement under which Seller has agreed to provide Buyer with certain transition services for specified periods after the closing, (ii) a Consulting Agreement under which Seller has agreed to provide Buyer with certain consulting services for two years after the closing, and (iii) a Directory of Classes Representation Agreement providing for Buyer's serving as the exclusive national advertising representative for Seller's Directory of Classes publication.

     In connection with the acquisition, Seller paid a $150,000 fee to Veronis, Suhler and Associates Inc. ("VS&A"). Don Leeds, a director of the registrant since December 1994, participated in the transaction on behalf of VS&A prior to joining the registrant as its Executive Vice President in June 1996, and was paid $45,000 by VS&A on account of that participation.

     The Asset Purchase Agreement pursuant to which the acquisition was consummated, and the other documents referred to above, are attached as exhibits hereto. Reference is made to the Asset Purchase Agreement and those other documents for all of the terms of the sale.


Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          The audited financial statements of the acquired operating divisions of American Passage Media Corporation for the years ended June 30, 1996 and 1995, including an Independent
Auditors Report, are provided herewith as Exhibit 1.

     (b)  Pro Forma financial information.

          It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report is filed.

     (c)  Exhibits.

          Exhibit 1 - Audited Financial Statements of the acquired operating divisions of American Passage Media
          Corporation for the years ended June 30, 1996 and 1995, including an Independent Auditors Report

          Exhibit 2 - Asset Purchase Agreement dated September
          13, 1996 among American Passage Media Corporation,
          Gilbert Scherer, Network Event Theater, Inc. and
          American Passage Media, Inc.

          Exhibit 3 - $750,000 Subordinated Promissory Note from
          American Passage Media, Inc. to American Passage Media
          Corporation

          Exhibit 4 - Guaranty by Network Event Theater, Inc. in favor of American Passage Media Corporation

          Exhibit 5 - Option Agreement between Network Event
          Theater, Inc. and American Passage Media Corporation

          Exhibit 6 - Consulting and Non-Competition Agreement between American Passage Media, Inc. and American
          Passage Media Corporation

          Exhibit 7 - Transition Agreement between American
          Passage Media, Inc. and American Passage Media
          Corporation

          Exhibit 8 - Directory of Classes Representation
          Agreement between American Passage Media, Inc. and
          American Passage Media Corporation

          Exhibit 9 - Business Loan Agreement between American
          Passage Media, Inc. and Signet Bank

          Exhibit 10 - Promissory Note from American Passage
          Media, Inc. to Signet Bank

          Exhibit 11 - Commercial Security Agreement between
          American Passage Media, Inc. and Signet Bank

          Exhibit 12 - Commercial Guaranty from Network Event
          Theater, Inc. in favor of Signet Bank

          Exhibit 13 - Commercial Pledge and Security Agreement from Network Event Theater, Inc. in favor of Signet
          Bank


Item 8.   Change in Fiscal Year.

     On August 21, 1996, the registrant's board of directors elected to change the fiscal year of the registrant to a June 30 year end. A report covering the January 1, 1996 to June 30, 1996 transition period will be filed on Form 10-KSB.



























SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NETWORK EVENT THEATER, INC.


                              By: /s/Harlan D. Peltz
                                   Harlan D. Peltz
                                   Chairman of the Board and
                                   Chief Executive Officer



Dated:  September 27, 1996




































                          EXHIBIT INDEX

Exhibit 1 - Audited Financial Statements of the acquired operating divisions of American Passage Media Corporation for the years ended June 30, 1996 and 1995, including an Independent
Auditors Report

Exhibit 2 - Asset Purchase Agreement dated September 13, 1996 among American Passage Media Corporation, Gilbert Scherer,
Network Event Theater, Inc. and American Passage Media, Inc.

Exhibit 3 - $750,000 Subordinated Promissory Note from American
Passage Media, Inc. to American Passage Media Corporation

Exhibit 4 - Guaranty by Network Event Theater, Inc. in favor of
American Passage Media Corporation

Exhibit 5 - Option Agreement between Network Event Theater, Inc.
and American Passage Media Corporation

Exhibit 6 - Consulting and Non-Competition Agreement between
American Passage Media, Inc. and American Passage Media
Corporation

Exhibit 7 - Transition Agreement between American Passage Media,
Inc. and American Passage Media Corporation

Exhibit 8 - Directory of Classes Representation Agreement between
American Passage Media, Inc. and American Passage Media
Corporation

Exhibit 9 - Business Loan Agreement between American Passage
Media, Inc. and Signet Bank

Exhibit 10 - Promissory Note from American Passage Media, Inc. to
Signet Bank

Exhibit 11 - Commercial Security Agreement between American
Passage Media, Inc. and Signet Bank

Exhibit 12 - Commercial Guaranty from Network Event Theater, Inc.
in favor of Signet Bank

Exhibit 13 - Commercial Pledge and Security Agreement from
Network Event Theater, Inc. in favor of Signet Bank